Asset Sales and Other Accruals	12 Months Ended
Dec. 31, 2012
Asset Sales and Other Accruals [Abstract]
Asset Sales and Other Accruals

Note 6. Asset Sales and Other Accruals

The following table presents significant gains or losses reflected in other (income) expense – net within costs and expenses.

	Years Ended December 31,

	2012	2011	2010

	(Millions)
Atlantic-Gulf
Project feasibility costs	$21	$10	$8
Capitalization of project feasibility costs previously expensed	(19)	(11)	-
Accrual of regulatory liability related to overcollection of certain employee expenses	4	9	10
Gain on sale of certain assets	(6)	-	-
Involuntary conversion gains	-	-	(14)
West
Capitalization of project feasibility costs previously expensed	-	-	(1)
Gain on sale of certain assets	-	-	(12)
Involuntary conversion gains	-	(3)	(4)

The reversals of project feasibility costs from expense to capital are associated with natural gas pipeline expansion projects. These reversals were made upon determining that the related projects were probable of development. These costs are now included in the capital costs of the projects, which we believe are probable of recovery through the project rates.

Additional Item

We detected a leak in an underground cavern at our Eminence Storage Field in Mississippi on December 28, 2010.  We recorded $2 million, $15 million, and $5 million of charges to operating and maintenance expenses at Atlantic-Gulf during 2012, 2011, and 2010, respectively, primarily related to assessment and monitoring costs incurred to ensure the safety of the surrounding area.